Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

As of the date of the interim condensed consolidated financial statements, the Group is contingently liable for the following:

■	Letters of Credit amounting to USD 7,993,798 to the order of reinsurance companies for collateralizing insurance contract liabilities in accordance with the reinsurance arrangements (31 December 2019: USD 7,993,798).

■	Letter of Guarantee amounting to USD 299,479 to the order of Friends Provident Life Assurance Limited for collateralizing a rent payment obligation in one of the Group entity's office premises (31 December 2019: USD 318,780).

Litigations

The Group is currently engaged in an arbitration proceeding with certain reinsurers represented by an underwriting agent ("agent") with respect to certain matters related to the Group's outward reinsurance program for the years 2012 to 2017.

The Group commenced the arbitration proceeding with the agent for these reinsurers after they failed to make payment of approximately USD 5.7 million which the Group believes is due from them (based on figures as at 30 June 2019). As at 30 June 2020, the Group is seeking to recover approximately USD 12.8 million from the reinsurers, plus interest and legal costs. In response, the agent alleges that certain matters were not adequately disclosed and is seeking to avoid the policies. The Group believes that the allegations are without merit and will vigorously defend itself in this matter. Accordingly, no provision for any liability has been made in these financial statements.

Were the policies in question to be avoided, approximately USD 34.1 million of premiums paid by the Group to the reinsurers would be returned to the Group, and the Group would similarly return approximately USD 29.6 million of claims previously paid by the reinsurers and would not collect a further USD 12.8 million which the Group believes is due from the reinsurers as at 30 June 2020. In addition, the Group would be unable to make further recoveries under the policies in respect of claims it is yet to pay and would not be required to pay any further premiums to the reinsurers.